Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of July 11, 2013 (this “Amendment”), is entered into by and among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of North Carolina, Inc., Rush Truck Centers of Idaho, Inc., Rush Truck Centers of Utah, Inc., Rush Truck Centers of Oregon, Inc., Rush Truck Centers of Ohio, Inc., Rush Truck Centers of Kansas, Inc., and Rush Truck Centers of Missouri, Inc., each a Delaware corporation, and Rush Truck Centers of Texas, L.P., a Texas limited partnership (collectively, the “Borrowers” and individually a “Borrower”), Rush Enterprises, Inc., a Texas corporation (“Holdings” or the “Borrower Representative”), the Lenders signatory hereto, and GE Capital Commercial Inc., a Delaware corporation (“GE Capital”), as Administrative Agent for the Lenders (“Agent”).

RECITALS

A.     Borrowers, the other Loan Parties signatory thereto, the Lenders signatory thereto from time to time and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of January 31, 2012 (as amended prior to the date hereof, the “Credit Agreement”).

B.     Borrowers have requested that Lenders amend the Credit Agreement in certain respects and Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A. AMENDMENTS

1.     Amendments to Section 1.1. Section 1.1 of the Credit Agreement is amended by replacing the defined terms “Commitment A”, “Commitment B”, “New Equipment Loan Sublimit”, “Scheduled Termination Date” and “Used Equipment Loan Sublimit” in their entirety with the following:

“Commitment A” means, with respect to each Lender, the commitment of such Lender to make Revolving A Loans, which commitment is in the amount set forth opposite such Lender’s name on Schedule I under the caption “Commitment A” as amended to reflect Assignments and as such amount may be reduced pursuant to this Agreement. The aggregate amount of the Commitments A on the Third Amendment Effective Date equals $640,000,000.

“Commitment B” means, with respect to each Lender, the commitment of such Lender to make Revolving B Loans, which commitment is in the amount set forth opposite such Lender’s name on Schedule I under the caption “Commitment B” as amended to reflect Assignments and as such amount may be reduced or increased pursuant to this Agreement. The aggregate amount of the Commitments B on the Third Amendment Effective Date equals $110,000,000.

“New Equipment Loan Sublimit” means $750,000,000 minus the amount of any outstanding Used Equipment Loans.

“Scheduled Termination Date” means July 11, 2016.

“Used Equipment Loan Sublimit” means $150,000,000.

2.     Amendments to Section 1.1. Section 1.1 of the Credit Agreement is further amended by inserting the following new defined terms in appropriate alphabetical order:

“Third Amendment Effective Date” means July 11, 2013.

3.     Amendment to Section 2.5. Section 2.5 of the Credit Agreement is amended by replacing Section 2.5(c) in its entirety with the following:

(c)     Prepayment Processing Fee. If (i) any Borrower allows another finance source to finance any Inventory, (ii) the Borrowers terminate the Commitments pursuant to Section 2.5(a) or (iii) the Administrative Agent terminates this Agreement pursuant to Section 9.2 when any Event of Default has occurred and is continuing, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders, an amount (the “Prepayment Processing Fee”) equal to: (x) if such other financing or notice of termination occurs on or prior to January 11, 2015, 2.0% of the aggregate Commitments, (y) if such other financing or notice of termination occurs after January 11, 2015 but on or prior to July 11, 2015, 1.0% of the aggregate Commitments and (z) thereafter, $300,000. Notwithstanding the foregoing, the Borrowers shall not be required to pay any Prepayment Processing Fee (i) as a result of any Borrower financing Inventory for a limited period of time (not to exceed 180 days) with interest-free floor plan financing arranged or offered by the manufacturer of such Inventory, (ii) as a result of any Ford Motor Credit Financing, (iii) to the extent that the Borrower Representative has requested in writing that the Lenders increase the Commitments, the Lenders declined to do so and the aggregate Commitments are substantially fully funded, or (iv) to the extent the Borrower Representative terminates the Commitments within 90 days after GE Capital ceases to be the Administrative Agent hereunder.

4.     Amendment to Section 2.9. Section 2.9 of the Credit Agreement is amended by replacing Section 2.9(a) in its entirety with the following:

(a) Interest Rate. Except as otherwise provided in clause (c) below, all Loans and the outstanding amount of all other Obligations shall bear interest, in the case of Loans, on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full at a rate per annum equal to the sum of the LIBOR Rate plus 2.03% per annum.

5.     Amendment to Schedule I. Schedule I to the Credit Agreement is amended by replacing such Schedule with Schedule I to this Amendment.

6.     Amendment to Exhibits. The Exhibits to the Credit Agreement are hereby amended by replacing such Exhibits with the Exhibits attached to this Amendment.

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B.     CONDITIONS TO EFFECTIVENESS

Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until Agent shall have received payment of all fees and expenses of Agent and Lenders and duly executed signature pages to this Amendment from the Required Lenders, Borrowers, Agent and each Loan Party.

C. REPRESENTATIONS

Each Loan Party hereby represents and warrants to Lenders and Agent that:

1.     Each Group Member (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified to do business as a foreign entity and in good standing under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not, in the aggregate, have a Material Adverse Effect, (c) has all requisite corporate or limited partnership power, as applicable, and authority and the legal right to own, pledge, mortgage and operate its property, to lease or sublease any property it operates under lease or sublease and to conduct its business as now or currently proposed to be conducted, (d) is in compliance in all material respects with its Constituent Documents, (e) is in compliance with all applicable Requirements of Law, except where the failure to be in compliance would not have a Material Adverse Effect and (f) has all necessary Permits from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, lease, sublease, operation, occupation or conduct of business, except where the failure to obtain such Permits, make such filings or give such notices would not, in the aggregate, have a Material Adverse Effect. The Borrowers are engaged in the business of selling Inventory at retail.

2.     The execution, delivery and performance by each Loan Party of this Amendment (i) are within such Loan Party’s corporate or similar powers and, at the time of execution thereof, have been duly authorized by all necessary corporate and similar action (including, if applicable, consent of holders of its Securities), (ii) do not (A) contravene such Loan Party’s Constituent Documents, (B) violate any applicable Requirement of Law, (C) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material Contractual Obligation of any Loan Party or any of its Subsidiaries (including other Loan Documents) other than those that would not, in the aggregate, have a Material Adverse Effect or (D) result in the imposition of any Lien (other than a Lien securing the Obligations) upon any property of any Loan Party or any of its Subsidiaries and (iii) do not require any Permit of, or filing with, any Governmental Authority or any consent of, or notice to, any Person.

3.     This Amendment has been duly executed and delivered to the other parties thereto by each Loan Party party hereto, is the legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

4.     Both before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

D. OTHER AGREEMENTS

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1.     Continuing Effectiveness of Loan Documents. As amended hereby, all terms of the Credit Agreement and the other Loan Documents, including without limitation the grant of security interest contained in Article 3 of the Credit Agreement, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties party thereto. To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

2.     Reaffirmation of Guaranty. Holdings consents to the execution and delivery by all Borrowers of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of its guarantee of all Obligations with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby. Holdings acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of any Borrower to the Lenders or any other obligation of any Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of any Borrower, the guarantee by Holdings of all Obligations (i) is and shall continue to be a primary obligation of Holdings, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of Holdings with respect to the Obligations as amended hereby.

3.     Effect of Agreement. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

4.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

5.     No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Loan Documents or an accord and satisfaction in regard thereto.

6.     Costs and Expenses. Borrowers agree to pay on demand all costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Agent with respect thereto.

7.     Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission, Electronic Transmission or containing an E-Signature shall be as effective as delivery of a manually executed counterpart hereof.

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8.     Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

9.     Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

RUSH TRUCK CENTERS OF ALABAMA, INC.

RUSH TRUCK CENTERS OF ARIZONA, INC.

RUSH TRUCK CENTERS OF CALIFORNIA, INC.

RUSH MEDIUM DUTY TRUCK CENTERS OF COLORADO, INC.

RUSH TRUCK CENTERS OF COLORADO, INC.

RUSH TRUCK CENTERS OF FLORIDA, INC.

RUSH TRUCK CENTERS OF GEORGIA, INC.

RUSH TRUCK CENTERS OF NEW MEXICO, INC.

RUSH TRUCK CENTERS OF OKLAHOMA, INC.

RUSH TRUCK CENTERS OF TENNESSEE, INC.

RUSH TRUCK CENTERS OF NORTH CAROLINA, INC.

RUSH TRUCK CENTERS OF IDAHO, INC.

RUSH TRUCK CENTERS OF UTAH, INC.

RUSH TRUCK CENTERS OF OREGON, INC.

RUSH TRUCK CENTERS OF OHIO, INC.

RUSH TRUCK CENTERS OF KANSAS, INC.

RUSH TRUCK CENTERS OF MISSOURI, INC.

By:          /s/ Derrek Weaver

Name:     Derrek Weaver

Title:       Assistant Secretary

of each of the foregoing entities

Rush Truck Centers of Texas, L.P.

By: Rushtex, Inc., a Delaware corporation

By:          /s/ Derrek Weaver

Name:     Derrek Weaver

Title:       Assistant Secretary

HOLDINGS:

RUSH ENTERPRISES, INC.

By:          /s/ Derrek Weaver

Name:     Derrek Weaver

Title:       Senior Vice President, General Counsel & Corporate Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

GE Capital Commercial Inc., as

Administrative Agent and Lender

By:       /s/ Tim Carfi
Name:  Tim Carfi
Title:    President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

OTHER LENDERS:

Bank of the West,

as a Lender

By:       /s/ Ryan J. Mauser
Name:  Ryan Mauser
Title:    VP

PNC Bank, National Association,

AS A LENDER

By:       /s/ Robert L. Bidinger
Name:  Robert L. Bidinger
Title:    Senior Vice President

MassMutual Asset Finance LLC,

as a Lender

By:       /s/ Donald L. Buttler
Name:  Donald L. Buttler
Title:    Senior Vice President

Comerica Bank,

as a Lender

By:      /s/ W. Cody Brackeen
Name:  W. Cody Brackeen
Title:    Assistant Vice President

wells fargo bank, n.a.,

as a Lender

By:       /s/ Jeffrey Brouillard
Name:  Jeffrey Brouillard
Title:    Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BOKF, N.A., d/b/a Bank of Texas,

as a Lender

By:       /s/ Michael Rodgers
Name:  Michael Rodgers
Title:    VP

CIT FINANCE, LLC,

as a Lender

By:     /s/ Gerard Kammerer
Name:  Gerard Kammerer
Title:    Director

 [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Execution Version

Schedule I to Third Amendment

Schedule I

Commitments

Lender	Commitment A	Commitment B
Bank of the West	$45,000,000	$0
Comerica Bank	$70,000,000	$0
GE Capital Commercial Inc.	$245,000,000	$110,000,000
MassMutual Asset Finance LLC	$100,000,000	$0
PNC Bank, National Association	$40,000,000	$0
CIT Finance LLC	$35,000,000	$0
BOKF, N.A., d/b/a Bank of Texas	$30,000,000	$0
Wells Fargo Bank, N.A.	$75,000,000	$0
Total	$640,000,000	$110,000,000

Execution Version

EXHIBITS TO THIRD AMENDMENT

[see attached]

Exhibit A
to
Credit Agreement

Form of Assignment

This Assignment, dated as of the Effective Date, is entered into between the Assignor and the Assignee (each as defined below).

The parties hereto hereby agree as follows:

Borrower:

Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of North Carolina, Inc., Rush Truck Centers of Idaho, Inc., Rush Truck Centers of Utah, Inc., Rush Truck Centers of Oregon, Inc., Rush Truck Centers of Ohio, Inc., Rush Truck Centers of Kansas, Inc., and Rush Truck Centers of Missouri, Inc., each a Delaware corporation and Rush Truck Centers of Texas, L.P., a Texas limited partnership (collectively, the “Borrowers” and individually a “Borrower”)

Administrative Agent:	GE Capital Commercial Inc., as administrative agent and collateral agent for the Lenders (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”)
Credit Agreement:

Amended and Restated Credit Agreement, dated as of January 31, 2012, among the Borrowers, Rush Enterprises, Inc., a Texas corporation, as one of the Guarantors and the Borrower Representative, the Lenders party thereto and the Administrative Agent (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition are used as defined in the Credit Agreement)

[Trade Date:	_________, ____]1
Effective Date:	_________, ____2

1 Insert for informational purposes only if needed to determine other arrangements between the assignor and the assignee.

2 To be filled out by Administrative Agent upon entry in the Register.

Aggregate amount of Commitments A or principal amount of Revolving A Loans for all Lenders	Aggregate amount of Commitments A or principal amount of Revolving A Loans Assigned3	Percentage Assigned4
$____________	$____________	__._________%

Aggregate amount of Commitments B or principal amount of Revolving B Loans for all Lenders	Aggregate amount of Commitments B or principal amount of Revolving B Loans Assigned5	Percentage Assigned6
$____________	$____________	__._________%

[Remainder of Page Intentionally Left Blank]

1.     Assignment. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, Assignor’s rights and obligations in its capacity as Lender under the Credit Agreement (including Liabilities owing to or by Assignor thereunder) and the other Loan Documents, in each case to the extent related to the amounts identified above (the “Assigned Interest”).

2.     Representations, Warranties and Covenants of Assignors. Assignor (a) represents and warrants to Assignee and the Administrative Agent that (i) it has full power and authority, and has taken all actions necessary for it, to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (ii) it is the legal and beneficial owner of its Assigned Interest and that such Assigned Interest is free and clear of any Lien and other adverse claims, and (iii) by executing, signing and delivering this Assignment, the Person signing, executing and delivering this Assignment on behalf of the Assignor is an authorized signer for the Assignor and is authorized to execute, sign and deliver this Agreement, (b) makes no other representation or warranty and assumes no responsibility, including with respect to the aggregate amount of the Loans and Commitments, the percentage of the Loans and Commitments represented by the amounts assigned, any statements, representations and warranties made in or in connection with any Loan Document or any other document or information furnished pursuant thereto, the execution, legality, validity, enforceability or genuineness of any Loan Document or any document or information provided in connection therewith and the existence, nature or value of any Collateral, and (c) assumes no responsibility (and makes no representation or warranty) with respect to the financial condition of any Group Member or Loan Party or the performance or nonperformance by any Loan Party of any obligation under any Loan Document or any document provided in connection therewith.

3 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. The aggregate amounts are inserted for informational purposes only to help in calculating the percentages assigned which, themselves, are for informational purposes only.

4 Set forth, to at least 5 decimals, the Assigned Interest as a percentage of the aggregate Commitment or Loans in the credit facility. This percentage is set forth for informational purposes only and is not intended to be binding. The assignments are based on the amounts assigned not on the percentages listed in this column.

5 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. The aggregate amounts are inserted for informational purposes only to help in calculating the percentages assigned which, themselves, are for informational purposes only.

6 Set forth, to at least 5 decimals, the Assigned Interest as a percentage of the aggregate Commitment or Loans in the credit facility. This percentage is set forth for informational purposes only and is not intended to be binding. The assignments are based on the amounts assigned not on the percentages listed in this column.

3.     Representations, Warranties and Covenants of Assignees. Assignee (a) represents and warrants to Assignor and the Administrative Agent that (i) it has full power and authority, and has taken all actions necessary for Assignee, to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (ii) is an Affiliate or an Approved Fund of the Lender set forth above, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest assigned to it hereunder and either such Assignee or the Person exercising discretion in making the decision for such assignment is experienced in acquiring assets of such type, and (iv) by executing, signing and delivering this Assignment, the Person signing, executing and delivering this Assignment on behalf of the Assignee is an authorized signer for the Assignee and is authorized to execute, sign and deliver this Agreement, (b) appoints and authorizes the Administrative Agent to take such action as administrative agent and collateral agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (c) shall perform in accordance with their terms all obligations that, by the terms of the Loan Documents, are required to be performed by it as a Lender, (d) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and shall continue to make its own credit decisions in taking or not taking any action under any Loan Document independently and without reliance upon any Secured Party and based on such documents and information as it shall deem appropriate at the time, (e) acknowledges and agrees that, as a Lender, it may receive material non-public information and confidential information concerning the Loan Parties and their Affiliates and Securities and agrees to use such information in accordance with Section 11.20 of the Credit Agreement, (f) specifies as its applicable lending offices (and addresses for notices) the offices at the addresses set forth beneath its name on the signature pages hereof, (g) shall pay to the Administrative Agent an assignment fee in the amount of $3,500 to the extent such fee is required to be paid under Section 11.2(c) of the Credit Agreement and (h) to the extent required pursuant to Section 2.17(e) of the Credit Agreement, attaches two completed originals of Forms W-9.

4.     Determination of Effective Date; Register. Following the due execution and delivery of this Assignment by Assignor and Assignee, this Assignment (including its attachments) will be delivered to the Administrative Agent for its acceptance and recording in the Register. The effective date of this Assignment (the “Effective Date”) shall be the later of (i) the acceptance of this Assignment by the Administrative Agent and (ii) the recording of this Assignment in the Register. The Administrative Agent shall insert the Effective Date when known in the space provided therefor at the beginning of this Assignment.

5.     Effect. As of the Effective Date, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender under the Credit Agreement and (b) Assignor shall, to the extent provided in this Assignment, relinquish its rights (except those surviving the termination of the Commitments and payment in full of the Obligations) and be released from its obligations under the Loan Documents other than those obligations relating to events and circumstances occurring prior to the Effective Date.

6.     Distribution of Payments. On and after the Effective Date, the Administrative Agent shall make all payments under the Loan Documents in respect of each Assigned Interest (a) in the case of amounts accrued to but excluding the Effective Date, to Assignor and (b) otherwise, to the Assignee.

7.     Miscellaneous. This Assignment is a Loan Document and, as such, is subject to certain provisions of the Credit Agreement, including Sections 1.4 (Interpretation), 11.14(a) (Submission to Jurisdiction) and 11.15 (Waiver of Jury Trial) thereof. On and after the Effective Date, this Assignment shall be binding upon, and inure to the benefit of, the Assignors, Assignees, the Administrative Agent and their Related Persons and their successors and assigns. This Assignment shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York. This Assignment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Assignment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart of this Assignment.

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In witness whereof, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NAME OF ASSIGNOR]
as Assignor

By:
Name:
Title:

[NAME OF ASSIGNEE]
as Assignee

By:
Name:
Title:

Lending Office for LIBOR Rate Loans:

[Insert Address (including contact name, fax number and e-mail address)]

Lending Office (and address for notices) for any other purpose:

[Insert Address (including contact name, fax number and e-mail address)]

[SIGNATURE PAGE FOR ASSIGNMENT FOR RUSH ENTERPRISES, INC. CREDIT AGREEMENT]

Accepted and Agreed
this __ day of ______ _____:

GE CAPITAL COMMERCIAL INC.
as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE FOR ASSIGNMENT FOR RUSH ENTERPRISES, INC. CREDIT AGREEMENT]

Execution Version

Exhibit B-1
to
Credit Agreement

Form of Notice of Borrowing for Equipment Loan Borrowing

GE CAPITAL COMMERCIAL INC.
as Administrative Agent under the
Credit Agreement referred to below

_________ __, ____

Attention:

Re:

Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of North Carolina, Inc., Rush Truck Centers of Idaho, Inc., Rush Truck Centers of Utah, Inc., Rush Truck Centers of Oregon, Inc., Rush Truck Centers of Ohio, Inc., Rush Truck Centers of Kansas, Inc., and Rush Truck Centers of Missouri, Inc., each a Delaware corporation and Rush Truck Centers of Texas, L.P., a Texas limited partnership (collectively, the “Borrowers” and individually a “Borrower”)

Reference is made to the Amended and Restated Credit Agreement, dated as of January 31, 2012 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, Rush Enterprises, Inc., a Texas corporation, as one of the Guarantors and the Borrower Representative, the Lenders party thereto and GE Capital Commercial Inc., as administrative agent and collateral agent for such Lenders. Capitalized terms used herein without definition are used as defined in the Credit Agreement.

The [Borrower Representative][Borrower signatory hereto] hereby gives you irrevocable notice, pursuant to Section 2.2 of the Credit Agreement of its request of a Borrowing (the “Proposed Borrowing”) under the Credit Agreement and, in that connection, sets forth the following information:

●	The Borrower is (borrower legal name)____________.

●	The dealership that has the equipment in inventory is Rush Truck Center - ___(location / city)______________.

B-1-1

●	The date of the Proposed Borrowing is __________, ____ (the “Funding Date”).

●	The aggregate principal amount of the Proposed Borrowing under this Notice of Borrowing is _________________________________ Dollars ($______________); and

●	The Proposed Borrowing shall be a (check one of the following):

☐          Used Equipment Loan

☐          New Equipment Loan

The equipment to be purchased with the proceeds of the Proposed Borrowing includes the following:

Year	Manufacturer	Model	Kind of Unit	VIN	Amount	Rush Stock No.

[Borrower][Borrower Representative] hereby irrevocably instructs the Administrative Agent to disburse the Advance as follows:

$                 to Borrower

$                 to______________________________________________

                       (NAME AND ADDRESS OF PAYEE)
$                 to______________________________________________

                       (NAME AND ADDRESS OF PAYEE)

The undersigned hereby certifies that the following statements are true on the date hereof, both before and after giving effect to the Proposed Borrowing and any other Loan to be made on or before the Funding Date:

B-1-2

(i)     [copies of the invoices to be paid with the proceeds of the Proposed Borrowing are attached hereto, or have previously been electronically submitted to the Administrative Agent.]

OR

(i)     [copies of the certificates of title of the Inventory described above and to be purchased with the Proposed Borrowing are attached hereto, or have previously been electronically submitted to the Administrative Agent; and

(ii)     the aggregate principal amount of the Revolving Loan requested does not exceed the lesser of (A) the cost to the relevant Borrower of the used equipment to be purchased with the proceeds of such Proposed Borrowing or (B) 100% of the wholesale value of the used inventory to be purchased with the proceeds of such Proposed Borrowing.]

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B-1-3

Execution Version

[RUSH ENTERPRISES, INC., AS BORROWER

          REPRESENTATIVE][NAME OF BORROWER]

By:
Name:
Title:

[SIGNATURE PAGE TO EQUIPMENT LOAN NOTICE OF BORROWING DATED _____ __, ____]

Exhibit B-2
to
Credit Agreement

Form of Notice of Borrowing for Working Capital Borrowing

GE CAPITAL COMMERCIAL INC.
as Administrative Agent under the
Credit Agreement referred to below

_________ __, ____

Attention:

Re:

Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of North Carolina, Inc., Rush Truck Centers of Idaho, Inc., Rush Truck Centers of Utah, Inc., Rush Truck Centers of Oregon, Inc., Rush Truck Centers of Ohio, Inc., Rush Truck Centers of Kansas, Inc., and Rush Truck Centers of Missouri, Inc., each a Delaware corporation and Rush Truck Centers of Texas, L.P., a Texas limited partnership (collectively, the “Borrowers” and individually a “Borrower”)

Reference is made to the Amended and Restated Credit Agreement, dated as of January 31, 2012 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, Rush Enterprises, Inc., a Texas corporation, as one of the Guarantors and the Borrower Representative, the Lenders party thereto and GE Capital Commercial Inc., as administrative agent and collateral agent for such Lenders. Capitalized terms used herein without definition are used as defined in the Credit Agreement.

The Borrower Representative hereby gives you irrevocable notice, pursuant to Section 2.2 of the Credit Agreement of its request of a Borrowing (the “Proposed Borrowing”) under the Credit Agreement and, in that connection, sets forth the following information:

The date of the Proposed Borrowing is __________, ____ (the “Funding Date”).

The aggregate principal amount of Revolving Loans is $___________.

The Proposed Borrowing shall be a Working Capital Loan.

The undersigned hereby certifies that the following statements are true on the date hereof, both before and after giving effect to the Proposed Borrowing and any other Loan to be made on or before the Funding Date:

B-2-1

(i)     the representations and warranties set forth in Article 4 of the Credit Agreement and elsewhere in the Loan Documents are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such date; and

(ii)     no Default is continuing.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

B-2-2

Execution Version

[RUSH ENTERPRISES, INC., AS BORROWER

          REPRESENTATIVE]

By:
Name:
Title:

[SIGNATURE PAGE TO WORKING CAPITAL NOTICE OF BORROWING DATED _____ __, ____]

Exhibit C
to
Credit Agreement

Form of Compliance Certificate

[Date]

This certificate is delivered pursuant to Section 6.1(d) of, and in connection with the consummation of the transactions contemplated in, the Amended and Restated Credit Agreement, dated as of January 31, 2012 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of North Carolina, Inc., Rush Truck Centers of Idaho, Inc., Rush Truck Centers of Utah, Inc., Rush Truck Centers of Oregon, Inc., Rush Truck Centers of Ohio, Inc., Rush Truck Centers of Kansas, Inc., and Rush Truck Centers of Missouri, Inc., each a Delaware corporation and Rush Truck Centers of Texas, L.P., a Texas limited partnership (collectively, the “Borrowers” and individually a “Borrower”), Rush Enterprises, Inc., a Texas corporation, as one of the Guarantors and the Borrower Representative, the Lenders party thereto and GE Capital Commercial Inc., as administrative agent and collateral agent for the Lenders (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned, a duly authorized Responsible Officer of the Borrower having the name and title set forth below under his signature, hereby certifies, on behalf of the Borrower for the benefit of the Secured Parties and pursuant to Section 6.1 of the Credit Agreement that such Responsible Officer of the Borrower is familiar with the Credit Agreement and that, in accordance with each of the following sections of the Credit Agreement, each of the following is true on the date hereof, both before and after giving effect to any Loan to be made on or before the date hereof:

(a)     [In accordance with Section 6.1[(b)/(c)] of the Credit Agreement, attached hereto as Annex A are the Financial Statements for the [Fiscal Quarter/Fiscal Year] ended _________, ____ required to be delivered pursuant to Section 6.1[(b)/(c)] of the Credit Agreement. Such Financial Statements]7[The Financial Statements for the [Fiscal Quarter][Fiscal Year] ended ___________, ____ made available on EDGAR]8, fairly present in all material respects the Consolidated financial position, results of operations and cash flow of Holdings as at the dates indicated therein and for the periods indicated therein in accordance with GAAP [(subject to the absence of footnote disclosure and normal year-end audit adjustments)]9 [without qualification as to the scope of the audit or as to going concern and without any other similar qualification.]10

(b)     Attached hereto as Annex B are the calculations used to determine the Consolidated Leverage Ratio, the Consolidated Fixed Charge Coverage Ratio and to determine compliance with each financial covenant contained in Article 5 of the Credit Agreement [that are tested on a quarterly basis]11.

7 Insert if the financial statements are not available on EDGAR.

8 Insert if the financial statements are available on EDGAR.

9 Insert language in brackets only for quarterly reports.

10 Insert language in brackets only for annual certifications.

11 Insert bracketed language only for quarterly certifications.

C-1

(c)     In accordance with Section 6.1(d) of the Credit Agreement, no Default is continuing as of the date hereof[, except as provided for on Annex C attached hereto, with respect to each of which the Borrower proposes to take the actions set forth on Annex C].

(d)     In accordance with Section 6.1(e) of the Credit Agreement, (i) the [corporate chart attached hereto as Annex D[-1]] [last corporate chart delivered pursuant to such Section)], is correct and complete as of the date hereof, (ii) all documents (including updated schedules as to locations of Collateral and acquisition of Intellectual Property or real property) required to be delivered pursuant to the Loan Documents by any Loan Party in the preceding Fiscal Quarter have been delivered thereunder (or such delivery requirement was otherwise duly waived or extended) and (iii) complete and correct copies of all documents modifying any term of any Constituent Document of any Group Member or any Subsidiary or joint venture thereof on or prior to the date hereof have been delivered to the Administrative Agent [or are attached hereto as Annex D[-2]].

(e)     [In accordance with Section 6.1(h) of the Credit Agreement, attached hereto as Annex E are complete and correct copies of each management letter, audit report or similar letter or report received by any Group Member from any independent registered certified public accountant (including the Group Members’ Accountants) in connection with such Financial Statements or any audit thereof].12

[Signature Page Follows]

12 Insert bracketed language only for annual reports.

C-2

Execution Version

In Witness Whereof, the undersigned has executed this certificate on the date first written above.

________________________
Name:
Title:

[SIGNATURE PAGE TO COMPLIANCE CERTIFICATE OF RUSH ENTERPRISES, INC. DATED ________ __, ____]

Execution Version

ANNEX A
to
COMPLIANCE CERTIFICATE OF ___________________________
DATED _________, ____

financial statements

Execution Version

ANNEX B
to
COMPLIANCE CERTIFICATE OF __________________________
DATED _________, ____

financial calculations

Execution Version

ANNEX C
to
COMPLIANCE CERTIFICATE OF _____________________________
DATED _________, ____

continuing defaults]13

 13 Delete if not used in the text of the certificate.

Execution Version

ANNEX D[-1]
to
COMPLIANCE CERTIFICATE OF ______________________
DATED _________, ____

corporate chart

Execution Version

ANNEX D[-2]
to
COMPLIANCE CERTIFICATE OF __________________________
DATED _________, ____

modifications to constituent documents

Execution Version

ANNEX E
to
COMPLIANCE CERTIFICATE OF _______________________
DATED _________, ____

management letters